 ASSIGNMENT OF MANAGEMENT AGREEMENT

Parties to this Assignment Agreement

The parties to this Assignment Agreement are:

Century Casinos, Inc., a Delaware corporation (“Century” hereinafter);

Flyfish Casino Consulting AG (“FCC” hereinafter), a Swiss corporation; and

Century Resorts International Ltd. (“CRI” hereinafter), a Mauritius corporation and a 100% subsidiary of Century.

WITNESSETH THAT:

WHEREAS, Century and FCC have entered into a Management Agreement (“Agreement” hereinafter) in March 2001, with amendments entered into on October 11, 2001; October 12, 2002 and March 29, 2004; and

WHEREAS, CRI is a subsidiary company of Century; and

WHEREAS, both Century and FCC desire to assign this Agreement from Century to CRI.

NOW THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.	Assignment

The Agreement is assigned in all respects, with all rights and obligations, from Century to CRI. CRI accepts this assignment.

2.	Guarantee

CRI will invoice Century, and Century will compensate CRI, for that portion of services under the Agreement that have been respectively will be performed by FCC for Century. Further, Century guarantees to CRI and FCC that it will reimburse and guarantee for CRI, in case CRI should not be able to fulfill any of its obligations from this assignment.

3.	Date of Assignment and Effective Date

The date of this assignment shall be the date of the last signature. The date this assignment becomes effective in all respects shall be January 1, 2005

IN WITNESS WHEREOF, Century, CRI and FCC have duly executed this Agreement as of the day and year first above written.

FOR CENTURY RESORTS INTERNATIONAL LTD.

By:

//s// Richard Arlove	February 23, 2005
Mr. Richard Arlove, Director	Date

//s// Vony Ramsamy	February 23, 2005
Mr. Vony Ramsamy, Director	Date

FOR FLYFISH CASINO CONSULTING AG:

By:

//s// Werner Stocker	February 15, 2005
Mr. Werner Stocker, Verwaltungsrat	Date

FOR CENTURY CASINOS, INC.:

By:

//s// Robert S. Eichberg	February 14, 2005
Robert S. Eichberg, Director	Date

By:

//s// Gottfried Schellmann	February 23, 2005
Mag. Gottfried Schellmann	Date
Director and Member of
Compensation Committee

By:

//s// Dinah Corbaci	February 15, 2005
Dr. Dinah Corbaci, Director	Date
and Member of
Compensation Committee